                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 31, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      001-13533               74-2830661
-------------------------------   ---------------------   ---------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Master Repurchase Agreement (2007 Non-Investment Grade Securities)

On May 31, 2007, Wachovia Investment Holdings, LLC and Wachovia Capital Markets,
LLC (together  with their  affiliates,  "Wachovia"),  NovaStar  Mortgage,  Inc.,
NovaStar   Certificates   Financing,   LLC,  NovaStar   Certificates   Financing
Corporation, NFI Holding Corporation and NovaStar Financial, Inc. (together with their  affiliates,  "NovaStar"),  executed a Master  Repurchase  Agreement (2007
Non-Investment   Grade   Securities)  (the   "Non-Investment   Grade  Securities
Facility").  The Non-Investment Grade Securities Facility provides financing for certain eligible  non-investment grade mortgage securities and has a term of 363 days. All obligations  under the  Non-Investment  Grade Securities  Facility are guaranteed  by NovaStar  Financial,  Inc.  and NFI Holding  Corporation  and are
secured by the  mortgage  securities  financed  under the  Non-Investment  Grade
Securities  Facility.  In addition to the financing facilities described in this
Current  Report,  Wachovia  and  certain of its  affiliates  provide  additional financing  facilities to NovaStar and routinely  engage in other ordinary course financial transactions with NovaStar,  including but not limited to acting as an underwriter for certain securitizations sponsored by NovaStar.

The maximum amount available under the Non-Investment  Grade Securities Facility is $400  million,  which  amount  will be  reduced to the  extent  that  amounts outstanding  at such time under  certain  other  repurchase  facilities  between
Wachovia  and  NovaStar  exceed  $1.5  billion.   The  advance  rate  under  the
Non-Investment Grade Securities Facility is up to 65% of the market value of the mortgage securities  securing the advance.  The interest rate applicable to such advances will range from one-month  LIBOR plus 1% to one-month  LIBOR plus 2.5%, depending on the type of mortgage securities securing the advance.

The market value of the mortgage  securities  will be  determined by Wachovia in its sole  discretion.  If, in Wachovia's  opinion,  the market value of mortgage securities  that are then financed  under the  Non-Investment  Grade  Securities
Facility decreases for any reason, NovaStar will be required to repay the margin or difference in market value, or provide additional collateral.

The Non-Investment  Grade Securities Facility is  cross-collateralized  with all other repurchase and similar financing facilities between NovaStar and Wachovia.
NovaStar will be required to pay Wachovia a structuring  fee in connection  with the  Non-Investment  Grade Securities  Facility and certain  additional fees and expenses,  including but not limited to reimbursement of due diligence  expenses and payment of certain fees in the event of voluntary  prepayment or termination by NovaStar or the occurrence of an event of default. In addition, upon a change of control of NovaStar Financial,  Inc., Wachovia has the right to terminate the
Non-Investment   Grade  Securities   Facility  and  require  the  payment  of  a
termination fee.

The  Non-Investment   Grade  Securities  Facility  requires  that  the  adjusted consolidated  tangible net worth of NovaStar  Financial,  Inc.  exceed both $517 million  (less the amount of required REIT  dividends)  and an amount equal to a portion of the value of various  classes of assets held by  NovaStar  Financial,
Inc. and its consolidated subsidiaries. In addition, NovaStar Financial, Inc. is required  to  maintain,  on a  consolidated  basis,  at  least  $30  million  of liquidity.

The Non-Investment Grade Securities Facility prohibits NovaStar Financial,  Inc.
from paying any dividends  (other than dividends  payable in stock),  except for the  payment of (i)  dividends  in the amounts  and at the times  necessary  for
NovaStar Financial,  Inc. to comply with tax law requirements applicable to real estate investment trusts and (ii) dividends on NovaStar Financial,  Inc.'s 8.90%
Series C  Cumulative  Redeemable  Preferred  Stock  and on the  trust  preferred securities  issued by NovaStar  Capital  Trust I and NovaStar  Capital Trust II.
Absent the prior  consent of Wachovia,  permitted  dividends  may not be paid in cash. Dividends on the 8.90% Series C Cumulative  Redeemable Preferred Stock and
on the  trust  preferred  securities  can  only be paid if after  such  payments
NovaStar Financial, Inc. has $30 million of liquidity.  Further,  dividends paid to enable NovaStar  Financial,  Inc. to comply with applicable tax  requirements can be paid only in the form of notes, bonds, debentures, or common or preferred stock,  and not in cash,  except to the extent  that the  liquidity  of NovaStar
Financial,  Inc.  following  payment in cash would exceed $125 million or to the extent that payment in notes,  bonds,  debentures,  or common or preferred stock would be financially impractical. Further, NovaStar cannot declare or pay a cash dividend  necessary pursuant to applicable tax laws more than 15 days before the date required by applicable tax law. As a real estate investment trust, NovaStar
Financial,  Inc.  is  required to declare  dividends  based on its 2006  taxable income before filing its 2006 tax return, which is due on September 15, 2007 and such dividends are required to be paid by December 31, 2007.

The   Non-Investment   Grade  Securities   Facility   contains  other  customary
affirmative  and  negative  covenants,  including  but not limited to  covenants prohibiting  fundamental  changes in the  nature of the  business  of  NovaStar, prohibiting  sales by NovaStar of a material  portion of its  business or assets outside of the ordinary course of business, and prohibiting transactions between a NovaStar  party and any of its other  affiliates  that are not on  arms-length terms.

The  Non-Investment  Grade  Securities  Facility  provides for certain events of default,  including  but not  limited  to the  failure by  NovaStar  to make any payment due or to satisfy  any margin call or to comply with any other  material covenant (including  financial  covenants) or agreement under the Non-Investment
Grade Securities Facility,  representations or warranties made by NovaStar under the Non-Investment  Grade Securities  Facility and related agreements proving to be materially  incorrect,  certain cross defaults  involving  other contracts to which  NovaStar  is a party,  an act of  insolvency  occurring  with  respect to
NovaStar,  the  failure by  NovaStar  to satisfy  certain  final  non-appealable monetary judgments,  regulatory  enforcement actions that materially curtail the conduct of business by NovaStar, and the occurrence of a material adverse change in the

business,  performance,  assets,  operations or condition of NovaStar Financial,
Inc. and its consolidated subsidiaries taken as a whole.

If an  event  of  default  exists  under  the  Non-Investment  Grade  Securities
Facility,  Wachovia has the right, in addition to other rights and remedies,  to
accelerate  the   repurchase  and  other   obligations  of  NovaStar  under  the
Non-Investment Grade Securities Facility and the related Guaranty,  to cause all income  generated  by the  purchased  assets to be  applied  to the  accelerated obligations,  to terminate NovaStar Mortgage,  Inc. as the servicer with respect to the  purchased  assets and  transfer  such  servicing  rights to a  successor servicer,  to sell or retain the purchased assets to satisfy obligations owed to it, and to recover  any  deficiency  from  NovaStar.  In  addition,  an event of default under the Non-Investment  Grade Securities  Facility would cross-default all other  financing  facilities  between  NovaStar  and  Wachovia or any of its affiliates,  and generally  would permit  Wachovia and its affiliates to set off any  outstanding  obligations  of  NovaStar  against any  collateral  pledged by
NovaStar to Wachovia or any of its  affiliates  under the  Non-Investment  Grade
Securities  Facility or under any other  agreement.  Further,  NovaStar would be liable to Wachovia for all reasonable  legal fees or other expenses  incurred in connection  with the event of  default,  the cost of entering  into  replacement transactions and entering into or terminating  hedge  transactions in connection or as a result of the event of default, and any other losses,  damages, costs or expenses arising or resulting from the occurrence of the event of default.

The foregoing is a summary of the terms of the  Non-Investment  Grade Securities
Facility and the related Guaranty.  This summary is qualified in its entirety by reference to the full text of the Non-Investment  Grade Securities  Facility and the  related  Guaranty,  which are  attached  hereto as  Exhibit  10.1 and 10.2, respectively, and are incorporated herein by reference.

Master Repurchase Agreement (2007 Investment Grade Securities)

On May 31, 2007,  Wachovia Bank, N.A.,  Wachovia Capital Markets,  LLC, NovaStar
Mortgage,  Inc., NovaStar  Certificates  Financing,  LLC, NovaStar  Certificates
Financing  Corporation,  NFI Holding  Corporation and NovaStar  Financial,  Inc.
executed a Master  Repurchase  Agreement (2007 Investment Grade Securities) (the
"Investment  Grade  Securities  Facility").   The  Investment  Grade  Securities
Facility provides  financing for certain eligible  investment grade mortgage and other asset backed  securities and has a term of 363 days. All obligations under the Investment Grade Securities  Facility are guaranteed by NovaStar  Financial,
Inc.  and NFI Holding  Corporation  and are secured by the  securities  financed under the Investment Grade Securities Facility.

The maximum amount available under the Investment  Grade Securities  Facility is
$400  million,  which  amount  will  be  reduced  to  the  extent  that  amounts outstanding  at such time under  certain  other  repurchase  facilities  between
Wachovia and NovaStar exceed $1.5 billion. The advance rate under the Investment
Grade  Securities  Facility  ranges  from 70% to 97% of the market  value of the securities  securing the advance.  The interest

rate  applicable to such advances will range from  one-month  LIBOR to one-month
LIBOR plus 0.65%, depending on the type of securities securing the advance.

The market value of the  securities  will be  determined by Wachovia in its sole discretion.  If, in Wachovia's opinion,  the market value of securities that are then financed under the Investment Grade Securities  Facility  decreases for any reason,  NovaStar  will be required to repay the margin or  difference in market value, or provide additional collateral.

The Investment Grade Securities Facility is cross-collateralized  with all other repurchase  and similar  financing  facilities  between  NovaStar and  Wachovia.
NovaStar will be required to pay Wachovia a structuring  fee in connection  with the  Investment  Grade  Securities  Facility  and  certain  additional  fees and expenses,  including but not limited to reimbursement of due diligence  expenses and payment of certain fees in the event of voluntary  prepayment or termination by NovaStar or the occurrence of an event of default. In addition, upon a change of control of NovaStar Financial,  Inc., Wachovia has the right to terminate the
Investment  Grade  Securities  Facility and require the payment of a termination fee.

The  Investment  Grade  Securities  Facility  contains   substantially   similar
covenants,  events of default  and  remedies  as are  described  above under the heading "Master Repurchase  Agreement (2007  Non-Investment Grade Securities) in
connection with the Non-Investment Grade Securities Facility.

The  foregoing  is a summary  of the terms of the  Investment  Grade  Securities
Facility and the related Guaranty.  This summary is qualified in its entirety by reference to the full text of the Investment Grade  Securities  Facility and the
related   Guaranty,   which  are  attached   hereto  as  Exhibit  10.3 and 10.4,
respectively, and are incorporated herein by reference.

Section 2--Financial Information

Item 2.03 Creation of a Direct  Financial  Obligation or an obligation  under an
Off-Balance Sheet Arrangement of a Registrant

See "Master  Repurchase  Agreement (2007  Non-Investment  Grade Securities)" and
"Master Repurchase  Agreement (2007 Investment Grade Securities)" under Item 1.01 of this Current Report which is incorporated herein by reference.

Section 9---Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits. The following exhibits are filed herewith:

10.1 Master Repurchase Agreement (2007  Non-Investment Grade Securities),  dated as of May 31, 2007, among Wachovia Investment Holdings,  LLC, as Buyer, Wachovia
Capital Markets, LLC, as Agent,  NovaStar Mortgage,  Inc., NovaStar Certificates
Financing, LLC, and NovaStar Certificates Financing Corporation, as Sellers, and
NFI Holding Corporation and NovaStar Financial, Inc., as Guarantors.

10.2 Guaranty,  dated as of May 31, 2007,  among NovaStar  Financial,  Inc., NFI
Holding Corporation, and Wachovia Investment Holdings, LLC.

10.3 Master Repurchase Agreement (2007 Investment Grade Securities), dated as of
May 31, 2007,  among Wachovia Bank,  N.A., as Buyer,  Wachovia  Capital Markets,
LLC, as Agent, NovaStar Mortgage,  Inc., NovaStar Certificates  Financing,  LLC,
and NovaStar  Certificates  Financing  Corporation,  as Sellers, and NFI Holding
Corporation and NovaStar Financial, Inc., as Guarantors.

10.4 Guaranty,  dated as of May 31, 2007,  among NovaStar  Financial,  Inc., NFI
Holding Corporation, and Wachovia Bank, N.A..

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  June 6, 2007                    /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                  Exhibit Index

Exhibit
Number

10.1     Master Repurchase  Agreement (2007  Non-Investment  Grade  Securities),
         dated as of May 31, 2007, among Wachovia Investment  Holdings,  LLC, as
         Buyer,  Wachovia Capital  Markets,  LLC, as Agent,  NovaStar  Mortgage,
         Inc., NovaStar Certificates  Financing,  LLC, and NovaStar Certificates
         Financing  Corporation,  as Sellers,  and NFI Holding  Corporation  and
         NovaStar Financial, Inc., as Guarantors.

10.2     Guaranty, dated as of May 31, 2007, among NovaStar Financial, Inc., NFI
         Holding Corporation, and Wachovia Investment Holdings, LLC.

10.3     Master Repurchase  Agreement (2007 Investment Grade Securities),  dated as of May 31, 2007,  among  Wachovia  Bank,  N.A.,  as Buyer,  Wachovia
         Capital  Markets,  LLC, as Agent,  NovaStar  Mortgage,  Inc.,  NovaStar
         Certificates  Financing,   LLC,  and  NovaStar  Certificates  Financing
         Corporation,  as Sellers,  and NFI  Holding  Corporation  and  NovaStar
         Financial, Inc., as Guarantors.

10.4     Guaranty,  dated as  of May 31, 2007, among NovaStar  Financial,  Inc.,
         NFI Holding Corporation, and Wachovia Bank, N.A..